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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004
                                (October 1, 2004)

                        Commission File Number: 0-32617

                              Horizon Telcom, Inc.
             (Exact name of registrant as specified in its charter)

                    Ohio                                 31-1449037
      (State or other jurisdiction of                 (I.R.S. Employer
      incorporation of organization)                 Identification No.)

               68 East Main Street, Chillicothe, Ohio 45601-0480
          (Address of Principal Executive Offices, Including Zip Code)

                                 (740) 772-8200
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
          (Former name of former address, if changed since last report)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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Item 5.02-Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers


On October 26, 2004, Horizon Telcom, Inc. ("Horizon") filed a report on Form 8-K (the "Original Report"). This amended Form 8-K is being filed solely to correct a typographical error contained in the Original Report. The third sentence set forth under Item 5.02 of the Original Report is hereby amended and restated in its entirety as follows: "In response to Mr. Holland's resignation, Horizon's board of directors appointed Jack E. Thompson to serve as Chief Financial Officer and Treasurer."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                           Horizon Telcom, Inc.

Dated: October 26, 2004                                    By: /s/ Thomas McKell
                                                               -----------------
                                                               Thomas McKell
                                                               President


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